UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 12, 2011

GREEN BANKSHARES, INC.
 (Exact name of registrant as specified in its charter)

Tennessee	0-14289	62-1222567
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 North Main Street, Greeneville, Tennessee	37743-4992
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (423) 639-5111

Not Applicable
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders.
The 2011 annual meeting of shareholders (the “Annual Meeting”) of Green Bankshares, Inc., a Tennessee corporation (the “Company”), was held on May 12, 2011. At the Annual Meeting, Bruce Campbell, Samuel E. Lynch and John Tolsma were elected as directors to hold office for a term of one year and until their successors are duly elected and qualified. In addition, at the Annual Meeting, the shareholders approved an amendment to the Company’s Amended and Restated Charter to declassify the Company’s Board of Directors and provide for the annual election of directors; approved, on an advisory, non-binding basis, the compensation of the Company’s named executive officers as disclosed in the definitive proxy statement delivered to the Company’s shareholders in connection with the Annual Meeting and filed with the Securities and Exchange Commission on April 8, 2011 (the “Proxy Statement”); and ratified the appointment of Dixon Hughes PLLC as the Company’s independent registered public accounting firm for 2011.
The final voting results of the approval of the charter amendment, the director elections, the advisory, non-binding approval of compensation for the Company’s named executive officers, and the independent registered public accounting firm ratification proposal, which were described in more detail in the Proxy Statement, are set forth below.
1. The amendment to the Company’s Amended and Restated Charter to declassify the Board of Directors and provide for the annual election of directors was approved by the following tabulation:

For	Against	Abstain	Broker Non-Votes
9,209,590	566,637	200,857	0
2. The nominees for election to the Board of Directors were elected based upon the following tabulation:

			Broker Non-
	For	Withheld	Votes
Bruce Campbell	5,531,259	629,294	3,816,532
Samuel E. Lynch	5,482,885	677,667	3,816,532
John Tolsma	5,415,823	744,729	3,816,532
In addition to the foregoing directors, the remaining directors not up for re-election at the Annual Meeting continue to serve on the Board of Directors.
3. The advisory, non-binding vote on the compensation of the Company’s named executive officers was approved by the following tabulation:

For	Against	Abstain	Broker Non-Votes
5,362,822	496,285	301,445	3,816,532
4. The ratification of the appointment of Dixon Hughes PLLC as the Company’s independent registered public accounting firm for 2011 was approved by the following tabulation:

For	Against	Abstain	Broker Non-Votes
9,429,381	216,487	331,216	0

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GREEN BANKSHARES, INC.
Date: May 18, 2011	By:	/s/ Michael J. Fowler
Michael J. Fowler
Senior Vice President and Chief Financial Officer (Duly Authorized Representative)